UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 22, 2006
Morgan’s Foods, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-08395	34-0562210

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

24200 Chagrin Boulevard, Suite 126, Beachwood, OH (Address of Principal Executive Offices)	44122 (Zip Code)
(216) 360-7500

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Morgan’s Foods, Inc.
Current Report on Form 8-K
ITEM 4.01(a) Changes in Registrant’s Certifying Accountants
Deloitte & Touche LLP resigned as our independent certified public accountant on August 22, 2006.

Such accountant’s report on our consolidated financial statements for the fiscal years ended February 26, 2006 and February 27, 2005, did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

We had no disagreements with such accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during our fiscal years ended February 27, 2005, and February 26, 2006, or during the interim period from February 27, 2006, through August 22, 2006 (the “Interim Period”), which disagreements, if not resolved to the satisfaction of such accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

During our fiscal years ended February 27, 2005, and February 26, 2006, and the Interim Period, there were no “reportable events” as set forth in Item 304(a)(1)(v)(A)-(D) of Regulation S-K adopted by the Securities and Exchange Commission (the “Commission”) except as follows: (i) as more fully described in the Company’s Form 10-K for the fiscal year ended February 26, 2006, and in the Company’s Form 10-Q for the quarter ended May 21, 2006, management concluded that as of the aforesaid dates the Company did not maintain effective internal controls over financial reporting because of a material weakness in controls over accounting for income taxes, including the calculation of deferred tax asset valuation allowances; and (ii) as more fully described in the Company’s Form 10-Q for the quarter ended May 21, 2006, management concluded that as of the aforesaid date the Company had a material weakness in its closing process as indicated by its inability to file the aforesaid form by the required deadline. The Company’s failure to maintain effective internal controls over accounting for income taxes resulted in its having to restate its accumulated deficit at March 2, 2003, the fiscal 2005 and 2004 consolidated financial statements and accompanying notes thereto, and quarterly data for fiscal 2005 and the first three quarters of fiscal 2006.

We have provided Deloitte & Touche LLP with a copy of this disclosure prior to its filing with the Commission. Deloitte & Touche LLP has provided a letter to us, dated August 28, 2006, and addressed to the Commission, which is attached hereto as Exhibit 16.1 and is hereby incorporated by reference herein.

The Company has commenced the process of identifying another suitable independent certified public accountant.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2006	MORGAN’S	FOODS, INC.

	By:	/s/ KENNETH L. HIGNETT

	Name: Title:	Kenneth L. Hignett Senior Vice President Chief Financial Officer and Secretary

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